Exhibit 10.1
FIRST AMENDMENT TO THE AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT OF
EDUCATION REALTY LIMITED PARTNER, LLC
     This First Amendment (the “Amendment”) to the Amended and Restated Limited Liability Company Agreement of Education Realty Limited Partner, LLC, a Delaware limited liability company (the “Company”), is made and entered into as of June 11, 2008 (the “Effective Date”) by and among Education Realty OP GP, Inc., a Delaware corporation as manager (the “Manager”), and each of the Members listed on the books and records of the Company from time to time.
RECITALS:
     WHEREAS, the Company was formed under the Delaware Limited Liability Company Act, 6 Del. C. § 18-101 et seq., as amended, and any successor to such statute (the “Act”) pursuant to a Certificate of Formation filed with the Secretary of State of the State of Delaware;
     WHEREAS, Education Realty Trust, Inc., a Maryland corporation (“EDR”), is an entity that has elected to be taxed as a real estate investment trust under the Code;
     WHEREAS, EDR holds and will continue to hold substantially all of its properties through its operating partnership, Education Realty Operating Partnership, L.P., a Delaware limited partnership (the “Partnership”);
     WHEREAS, on January 28, 2005 the Limited Liability Company Agreement of the Company was executed and delivered by the Manager and other parties thereto;
     WHEREAS, on January 1, 2006 the Limited Liability Company Agreement (as amended from time to time, the “Agreement”) of the Company was amended and restated by the Manager and other parties thereto; and
     WHEREAS, pursuant to the Agreement, the Manager has the right to amend this Agreement in accordance with the terms of Section 11.2 thereof, and hereby desires to amend the Agreement as set forth in this Amendment.
     NOW, THEREFORE, the parties hereto hereby agree to continue the Company, amend the Agreement and hereby agree as follows:
1. All references to “Education Realty Limited Partner LLC” within the Agreement shall be changed to “Education Realty Limited Partner, LLC.”
2. The following additional defined term shall be inserted in Article I of the Agreement, in alphabetical order:
     “Company Expenses” means (i) costs and expenses relating to the formation and continuity of existence of the Company, including taxes, fees and assessments associated therewith, any and all costs, expenses or fees payable to the Manager, officer, or employee of the Company, (ii) costs and expenses associated with the preparation and filing of any reports by the Company under federal, state or local laws or regulations, (iii) costs and expenses associated with compliance by the Company with laws, rules and regulations promulgated by any regulatory body, and (iv) all other operating or administrative costs of the Company, including, without limitation, insurance premiums, and legal and accounting fees, incurred in the ordinary course of its business on behalf of or in connection with the Company.

3. The definition of “REIT Common Share” shall be restated as follows:
     “REIT Common Share” shall mean a share of the common stock, par value $.01 per share of EDR.
4. The last sentence in the definition of “Units” shall be deleted and replaced with the following:
     Any Unit held by a Member is a “Profits Interest Unit” referred to in the EDR 2004 Incentive Plan.
5. Section 11.1 of the Agreement is hereby deleted in its entirety and replaced with the following:
     11.1. Entire Agreement. This Agreement, EDR’s 2004 Incentive Plan and the Partnership Agreement incorporate the entire understanding of the parties with respect to the grant by EDR and the Partnership of a profits interest in the Partnership and the other matters set forth therein, and supersedes all previous agreements regarding such subject matters.
6. Except as expressly amended by this Amendment, the Agreement is and shall remain in full force and effect according to its original terms and conditions.
7. This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute a complete document.
8. Except as otherwise expressly defined herein, capitalized terms used in this Amendment shall have the same meanings as defined in the Agreement.
[The Signature Page Follows]

     IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the day and year first above written.

EDUCATION REALTY OP GP, INC.
By:	/s/ Paul O. Bower
	Its:	President

Paul Bower
Thomas Hickey
William Harris
Randall Brown
Craig Cardwell
Wallace Wilcox
Drew Koester
Susan Arrison
Tom Trubiana
Kelly Bollinger
Jim Crossetti
Joel Dixon
Charles Harris
Mark Joyce
Viktoriya Kumok
Maureen Lannon
Giles Palo
Christine Richards
Dan Sampietro
Brad Shaw
Stephen Woo
Susan Rosenbaum Koehn
L. Watson
D. Braden
F. Witt
M. White
Bill Bugg
Mike Burtoldo
Olan Brevard
Allen Saylor
Kay Alexander
Scott Casey
Jim Doss
Ken Ellington
Matt Mills

By:	EDUCATION REALTY OP GP, INC.

By:	/s/ Paul O. Bower
	Its:	President

As Attorney-in-Fact for the Members pursuant to Section 12.1 of the Agreement